SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

☒ Current Report Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 21, 2005

BERTUCCI’S CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number    333-62775

Delaware	06-1311266
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

155 Otis Street, Northborough, Massachusetts	01532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (508) 351-2500

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e.4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 27, 2005, the Company’s Board of Directors approved the adoption of the BERTUCCI’S CORPORATION AMENDED AND RESTATED 1997 EQUITY INCENTIVE PLAN (the “Plan”) to increase the number of shares that are available for issuance under the Plan from 750,000 to 1,100,000.  A copy of the Plan, as amended and restated, is attached to this report as Exhibit 10.22.

Item 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On September 21, 2005, the Company issued 30,000 shares of Common Stock to each of Stephen V. Clark, Vice Chairman and Chief Executive Officer, and David G. Lloyd, President and Chief Financial Officer. In consideration of the issuance of these shares, Mr. Clark and Mr. Lloyd each paid the Company an aggregate of $199,800 in cash.  When issuing these shares, the Company relied upon the exemption from registration under the Securities Act of 1933, as amended (the “Act”), provided by Section 4(2) of the Act.  No commissions were paid to any underwriter in connection with the shares issued to either Mr. Clark or Mr. Lloyd.

Item 5.02 ELECTION OF DIRECTORS

On September 27, 2005 the Company’s Board of Directors elected two additional Directors, David G. Lloyd and James R. Parish.

Mr. Lloyd has been the Company’s President and Chief Financial Officer since August 2005. He previously served the Company as Vice President and Chief Financial Officer since November 2004. Mr. Lloyd was the Chief Financial Officer of Taco Bueno, from June 2001 through August 2005. He previously served as Taco Cabana Inc.’s Chief Financial Officer from November 1994 through February 2001. Prior to that, Mr. Lloyd, a Certified Public Accountant, was with Deloitte & Touche LLP from 1985 through 1994.

Mr. Parish has been a principal of Parish Partners, Inc., an investment, advisory and consulting firm, since 1991. Parish Partners, Inc. provides executive-level strategic advice and counseling to a wide range of restaurant industry executive teams. Mr. Parish also serves on the board of directors of Spirit Finance Corporation (NYSE: SFC) and as a member of their Audit Committee. Mr. Parish previously served on the Company’s Board of Directors from July 1998 through August 2003. Prior to forming Parish Partners in 1991, Mr. Parish was Executive Vice President, Chief Financial Officer, and member of the Executive Committee and Board of Directors of Chili’s, Inc., the predecessor company to Brinker International (NYSE: EAT), now one of the largest multi-concept companies in the restaurant industry.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.22       Bertucci’s Corporation Amended and Restated 1997 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERTUCCI’S CORPORATION
(Registrant)

Date: October 3, 2005	By:	/s/ David G. Lloyd
David G. Lloyd
President and Chief Financial Officer